UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 25, 2005

BNCCORP, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-26290	45-0402816
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

   322 East Main, Bismarck, North Dakota                 58501

        (Address of principal executive offices)        (Zip Code)

(701) 250-3040

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On October 25, 2005, BNCCORP issued a press release announcing its earnings for the quarter ended September 30, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

The disclosures included in Item 2.02 of this Form 8-K are incorporated by reference into this Item 7.01.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibit.

99.1	Press release of BNCCORP, Inc. dated October 25, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BNCCORP, INC.

By:	/s/ Gregory K. Cleveland
Gregory K. Cleveland President
Date: October 27, 2005